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                              TRANSITION AGREEMENT


         TRANSITION AGREEMENT, effective as of September 1, 1999 (this "Agreement"), between Insurdata Incorporated, a Texas corporation ("Insurdata"), and HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis").

         WHEREAS, Insurdata and HealthAxis contemplate entering into a Merger Agreement, pursuant to which Insurdata and HealthAxis will combine to form a single company; and

         WHEREAS, Insurdata and HealthAxis intend that the terms of this Agreement will govern the relationship between Insurdata and HealthAxis commencing upon September 1, 1999 through the later of (x) the closing date of the Merger or (y) thereafter in the event that the transactions contemplated by the Merger Agreement shall fail to close on or before January 31, 2000 or at such later date as may be agreed upon by the parties the Merger Agreement (the "Transition Date") for any reason, including the inability of HealthAxis to satisfy conditions to Insurdata's obligations to close.

         NOW, THEREFORE, for good and adequate consideration the parties agree as follows:

         1. Terms of Agreement. The following terms govern the relationship between Insurdata and HealthAxis created pursuant to this Agreement:



Pre-Closing Period:                 Period beginning on September 1, 1999 and
                                    ending on the Transition Date.


Transition Period:                  Period beginning on the Transition Date and
                                    ending on the latest date contemplated by the succeeding paragraphs of this Agreement.


Scope and Duration of Services:     Services to be provided by Insurdata will be
                                    of four types:

                                    o Carrier Integration Services, to consist of Systems Integration Services performed by Insurdata for HealthAxis in order to get certain designated insurance carriers up and operating on the HealthAxis e-commerce platform. All Carrier Integration Services that have been initiated during the Pre-Closing Period by Insurdata staff will be completed by Insurdata. It is estimated that such services can be completed within six months following the Transition Date.

                                    o  Version 2.0 Small Group Development
                                       Services, to consist of project
                                       management and development services. All
                                       Version 2.0 Small Group Development
                                       Services that have been initiated during the Pre-Closing Period by Insurdata staff will be completed by Insurdata. It is

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                                       estimated that such services can be
                                       completed within twelve months following the Transition Date. In addition, following completion of the development of Version 2.0 Small Group software, Insurdata will provide training and support services for a period of 3-4 months if needed, or such shorter time period as may be designated by HealthAxis. It is agreed and understood that Insurdata will have no responsibility to HealthAxis to assist HealthAxis in the development of Version
                                       2.0 Individual solutions.

                                    o  Platform Solutions, to consist of
                                       Insurdata's proprietary solutions
                                       encompassing Insur-Web, Insur-Enroll and
                                       Virtual Print. These solutions are
                                       expected to be deployed in the HealthAxis delivery of Version 2.0 Small Group solutions, as well as in carrier back-end integration solutions.

                                    o  Infrastructure Outsourcing Services, to
                                       consist of provisioning and operation of the hardware and software products used in the support of the HealthAxis development and production environments. Insurdata will continue to provide operations services at standard external billing rates for up to one year from the Transition Date at HealthAxis' sole discretion.


Pricing of Services:                Services will be priced as follows:

                                    o  For Carrier Integration Services,
                                       Insurdata will receive a professional fee for all work performed during the Pre-Closing Period and the Transition Period at Insurdata's standard external billing rates as outlined in Schedule A, such fee to be invoiced and paid on a monthly basis in cash.

                                    o  For Version 2.0 Small Group Development
                                       Services, Insurdata will receive a
                                       professional fee for all work performed
                                       during the Pre-Closing Period and the
                                       Transition Period (including any
                                       post-development training) at Insurdata's standard external billing rates, such fee to be invoiced and paid on a monthly basis in cash.


                                    o  For Platform Solutions, Insurdata will
                                       retain ownership of Version 2.0 Small
                                       Group software and Platform Software
                                       (including Insurdata's Insur-Web, Insur
                                       Enroll and Virtual Print software),
                                       including all source code. HealthAxis
                                       will retain all rights to the
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                                       presentation layer software of the
                                       overall Version 2.0 Small Group design,
                                       and Insurdata will be granted a
                                       non-exclusive, royalty free right to use such software. In consideration of the royalty from HealthAxis as provided below, Insurdata will grant to HealthAxis a perpetual, non-exclusive right to use, solely in connection with the delivery of services and not for re-sale, the Version
                                       2.0 Small Group software and the Platform
                                       Software (including Insurdata's
                                       Insur-Web, Insur-Enroll and Virtual Print software), including access to all associated source code.

                                    o  For Infrastructure Outsourcing Services,
                                       Insurdata will charge a professional fee for all work performed during the Pre-Closing Period and the Transition Period at Insurdata's standard external billing rates. Insurdata will receive a 10% margin on any hardware or third party software acquired by HealthAxis from Insurdata. In addition, Insurdata will charge HealthAxis an allocable share of space, data, telephony, transportation, travel expense and environmental costs. All such fees are to be invoiced and paid on a monthly basis in cash.

                                    o  HealthAxis will pay all one-time costs
                                       associated with the repatriation of any
                                       and all of these services. HealthAxis
                                       will also pay all travel and living
                                       expenses associated with any and all of
                                       the above services.


Rights of HealthAxis in Technology: Upon completion of Version 2.0 Small Group
                                    Development Services and Platform
                                    Development Services, Insurdata will grant to HealthAxis a perpetual, non-exclusive right to use, solely in connection with the delivery of services and not for re-sale, the Version 2.0 Small Group software and the Platform Software (including the right to use Insurdata's Insur-Web, Insur-Enroll and Virtual Print software), including access to all source code. In consideration of its right to use, solely in connection with the delivery of services and not for resale, the Platform Software (including Insurdata's Insur-Web, Insur-Enroll and Virtual Print software), HealthAxis will agree that (a) it will not charge for use of such software on a per-transaction or other basis at a rate less than the lowest rate currently quoted by Insurdata for comparable transaction volumes or other use, and (b) HealthAxis will pay to Insurdata as a royalty 50% of all revenues derived from any use (excluding any revenues generated from the sale of insurance or related products on the

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                                    HealthAxis e-commerce platform) of the
                                    Version 2.0 Small Group software or Platform
                                    Software, whether earned on a
                                    per-transaction, commission or other basis.
                                    Upon turnover of source code, Insurdata will provide training and transition professional services at standard billing rates for a period of up to six months from the date of delivery. Without limiting the generality of the foregoing,


                                    o  The license to be granted to HealthAxis
                                       will be non-exclusive and
                                       non-transferable by operation of law
                                       (including without limitation by merger
                                       or consolidation) or otherwise and
                                       limited to use of the licensed software
                                       only by HealthAxis in the course of
                                       HealthAxis' operating its e-commerce and technology health insurance company; provided, however, that nothing hereunder shall prevent a successor to HealthAxis by reason of sale, merger or other change in control from utilizing the Platform Software in accordance with the terms otherwise set forth herein with respect to HealthAxis' installed base of users at the time of such sale, merger or other change in control.

                                    o The Insurdata software (including without limitation Insur-Web, Insur-Enroll and Virtual Print) will remain the property of Insurdata and title in and to the Insurdata software shall remain at all times with Insurdata.

                                    o  Without the prior written consent of
                                       Insurdata, and without the payment of
                                       such additional license fee by the
                                       proposed transferee as Insurdata may
                                       agree, HealthAxis may not sell, transfer, loan or otherwise dispose of any licensed software or the license to be granted under the Transition Agreement.

                                    o  In no event may HealthAxis subject any
                                       licensed software to any lien, security
                                       interest or encumbrance of any kind.


                                    o  The license to be granted to HealthAxis
                                       will cover only the versions and releases as delivered to HealthAxis pursuant to the Transition Agreement, and will not include any rights to future revisions, modifications, enhancements and upgrades as may thereafter be made by Insurdata.

Audit Rights:                       Insurdata shall have reasonable and
                                    customary rights to audit the books and
                                    records of HealthAxis from time to time for

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                                    purposes of (i) verifying the determination
                                    of all royalties to be paid to Insurdata measured in terms of revenues and/or transactions and (ii) compliance with the most favored nation pricing undertaking set forth in the preceding paragraph.


Use of Information:                 HealthAxis shall view as Insurdata's
                                    property any idea, data, program, technical, business or other intangible information, however conveyed, and any document, print, tape, disk, tool, or other tangible information-conveying or performance-aiding article owned or controlled by Insurdata, and provided to, or acquired by, HealthAxis.
                                    HealthAxis shall keep such information
                                    confidential and use it only as provided under the Transition Agreement and obligate its employees, subcontractors and others working for it to do so, provided that the foregoing shall not apply to information previously known to HealthAxis free of obligation, or made public through no fault imputable to HealthAxis. Since unauthorized use, transfer or disclosure of Insurdata's confidential information will diminish the value to Insurdata of its proprietary interests, if HealthAxis breaches any of its obligations under the Transition Agreement,
                                    Insurdata shall be entitled to seek
                                    equitable relief to protect its interests, including, but not limited to, injunctive relief, as well as money damages. The rights and remedies of Insurdata are not exclusive and are in addition to any other rights and remedies provided by law.

Limitation of Liability:            Insurdata shall not be liable under the
                                    Transition Agreement for any indirect,
                                    incidental or consequential damages
                                    (including lost profits) sustained or
                                    incurred in connection with this agreement regardless of the form of action, whether in contract, tort (including negligence), strict liability or otherwise and whether or not such damages are foreseeable or unforeseeable. In addition, neither
                                    Insurdata nor HealthAxis shall be liable for exemplary or punitive damages in connection with the Transition Agreement. Accordingly, each party will agree to assume the risk of insuring against or otherwise bearing the risk of greater damages.


Warranties:                         The software and technology licensed and
                                    services to be provided under the Transition
                                    Agreement will be provided "as is" and
                                    without warranty of any kind, and Insurdata hereby disclaims all other warranties, express, implied or statutory, including but not limited to all warranties of merchantability or fitness for a particular use.


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Personnel:                          Each of Insurdata and HealthAxis will retain
                                    the employees that were part of their
                                    respective organizations prior to the
                                    Transition Date. Employees hired during the Pre-Closing Period will remain with HealthAxis if they are based in Philadelphia and with Insurdata if they are based in Dallas. Insurdata and HealthAxis will agree not to solicit for employment the employees of the other. Insurdata and HealthAxis will remain liable for benefits of their employees.

Dispute Resolution:                 Insurdata and HealthAxis will agree to
                                    submit all disputes under the Transition
                                    Agreement to binding arbitration. In such arbitration, each party will submit its position with respect to the dispute to the arbitrator, and the arbitrator, after considering such factors as he deems appropriate and reasonable, shall choose the position of one of the parties, with the non-prevailing party to be responsible for all costs and expenses associated with such arbitration proceedings.


         2. Miscellaneous.

                  (a) Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Pennsylvania, without giving effect to the principles of conflicts of law thereof.

                  (b) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by Insurdata and HealthAxis.

                  (c) Severability. Insofar as possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the laws of any other jurisdiction.

                  (d) Notice. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), or (c) five business days after the date of mailing to the following address or to such other address or addresses as such person may subsequently designate by notice give hereunder, if so delivered by mail:


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                  (i)      if  to Insurdata, to:

                           Insurdata Incorporated
                           5215 N. O'Connor Blvd. Suite 800
                           Irving ,Texas 75039
                           Attn:  Dennis B. Maloney
                           Telephone:       (972) 443-5000
                           Facsimile:       (972) 556-0572

                           with a copy to:

                           Mayer, Brown & Platt
                           190 S. LaSalle Street
                           Chicago, Illinois 60603
                           Attn:  Edward J. Schneidman
                           Telephone:       (312) 782-0600
                           Facsimile:       (312) 701-7711


                  (ii)     if  to Insurdata, to:

                           HealthAxis.com, Inc.
                           2500 Dekalb Pike
                           East Norriton, Pennsylvania 19401
                           Attn:  Michael Ashker
                           Telephone:       (610) 279-3500
                           Facsimile:       (610) 279-4498

                           with a copy to:

                           Blank Rome Comisky & McCauley LLP
                           One Logan Square
                           Philadelphia, Pennsylvania
                           Attn:  Barry H. Genkin
                           Telephone:       (215) 569-5500
                           Facsimile:       (215) 988-6910

                  (e) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

                  (f) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  (g) Interpretation. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.


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                  (h) Further Assurances. Insurdata and HealthAxis, by executing this Agreement, agree that each party will take such actions and execute such further documents as either party may reasonably request from time to time in order to carry out the purposes of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first set forth above.

                                                     INSURDATA INCORPORATED


                                                     By: /s/ Dennis B. Maloney
                                                        -----------------------
                                                     Name:    Dennis B. Maloney
                                                     Title:   President




                                                     HEALTHAXIS.COM, INC.


                                                     By: /s/ Michael Ashker
                                                        -----------------------
                                                     Name:    Michael Ashker
                                                     Title:   President




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                    Schedule A - Professional Services Rates

                         System Integration Daily Rates:

         Development:
         Programmer                                                  $380
         Programmer Analyst                                          $520
         Sr. Programmer Analyst                                      $640
         Systems Analyst / Project Leader                            $740
         Consultant / Project Manager                                $830
         Sr. Consultant / Sr. Project Manager                        $930
         Managing Consultant / Project Director                     $1030
         Systems Development Manager                                $1030

         Business:
         Quality Assurance Analyst                                   $380
         Sr. Quality Assurance Analyst                               $440
         Business Analyst                                            $550
         Sr. Business Analyst                                        $620
         Industry Specialist                                         $690
         Industry Consultant                                         $890
         Business Systems Manager                                    $890

         Technical:
         Associate Systems Engineer                                  $330
         Systems Engineer                                            $410
         Sr. Systems Engineer                                        $540
         Technical Specialist                                        $630
         Sr. Technical Specialist                                    $730
         Technical Architect                                         $800
         Technical Services Manager                                  $890

         Director:                                                  $1070